GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Class C, Institutional and Class IR Shares of the

Goldman Local Emerging Markets Debt Fund (the “Fund”)

Supplement dated June 20, 2011 to the
Prospectus dated July 29, 2010 (the “Prospectus”)

Effective as of the start of business on July 1, 2011, Goldman Sachs Asset Management (the “Investment Adviser”) has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.80% as an annual percentage rate of the average daily net assets of the Fund.

Accordingly, effective July 1, 2011, the following replaces in its entirety the table and its accompanying footnotes in both the “Goldman Sachs Local Emerging Markets Debt Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus and the “Fees and Expenses of the Fund” section of the Goldman Sachs Local Emerging Markets Debt Fund Summary Prospectus:

	Class A		Class C		Institutional		Class IR
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.5%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	Non	e	1.0%		Non	e	Non	e
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 30 calendar days or less)	2.0%		2.0%		2.0%		2.0%

	Class A		Class C		Institutional		Class IR
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		0.90%		0.90%		0.90%
Distribution and Service (12b-1) Fees	0.25%		1.00%		Non	e	Non	e
Other Expenses[2]	0.34%		0.34%		0.25%		0.34%

Total Annual Fund Operating Expenses	1.49%		2.24%		1.15%		1.24%
Fee Waiver and Expense Limitation[3]	(0.24)%		(0.24)%		(0.24)%		(0.24)%

Total Annual Fund Operating Expenses After Fee Waiver	1.25%		2.00%		0.91%		1.00%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The “Other Expenses” for Class IR Shares are based on estimated amounts for the current fiscal year.
[3]	The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.074% of the Fund’s average daily net assets, and (ii) waive a portion of its management fee order to achieve an effective net management fee rate of 0.80% as an annual percentage rate of the average daily net assets of the Fund (effective July 1, 2011). These arrangements will remain in effect through at least July 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Effective July 1, 2011, the following replaces, with respect to the Goldman Sachs Local Emerging Markets Debt Fund, the information in the management fee table in the “Service Providers—Management Fees” section of the Prospectus.

Actual Rate
for the Fiscal
	Management Fee	Average Daily	Year Ended
Fund	Annual Rate	Net Assets	March 31, 2010
Local Emerging Markets Debt	0.90%	First $2 Billion	0	.90%**
	0.81%	Next $3 Billion
	0.77%	Next $3 Billion
	0.75%	Over $8 Billion

**	Effective July 1, 2011, the Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.80% as an annual percentage rate of average daily net assets of the Local Emerging Markets Debt Fund. This arrangement will remain in effect through at least July 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

This Supplement should be retained with the Prospectus for future reference.

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